ING SERIES FUND, INC.

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

(each a “Fund” and collectively “Funds”)

Supplement dated May 14, 2010

To the Funds’ Class A, Class B and Class C Prospectus, Class I Prospectus and Class O Prospectus and

to the Fund’s Class A, Class B, Class C, Class I and Class O

Statement of Additional Information (“SAI”)

each dated September 30, 2009

ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund

On or about March 11, 2010, the Board of Directors of ING Series Fund, Inc. (“Board”) approved a proposal to reorganize the ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (“Disappearing Funds”) into ING Strategic Allocation Conservative Fund (to be renamed ING Capital Allocation Fund on or about August 21, 2010) (“Surviving Fund”) (“Reorganizations”).

The proposed Reorganizations are not subject to approval by shareholders of the Disappearing Funds. It is expected that the Reorganizations will occur on or about August 21, 2010 (“Closing Date”). The Funds may engage in transition management techniques prior to the Closing Date during which time the Funds may not pursue their investment objectives and investment strategies.

Any contingent deferred sales charge that would be applicable on a redemption of shares of the Disappearing Funds or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganizations shall be waived from May 14, 2010 (“Record Date”) through and until thirty (30) days following the Closing Date.

ING Strategic Allocation Conservative Fund

On or about March 11, 2010, the Board approved a proposal changing the principal investment strategies of the Fund, changing the Fund’s name from “ING Strategic Allocation Conservative Fund” to “ING Capital Allocation Fund,” Removing certain of the Underlying Funds, adding new Underlying Funds and adding additional risks correlating to the new Underlying Funds.  Effective on or about August 21, 2010, the Fund’s Prospectuses and SAI are revised as follows:

1.                                      All references to “ING Strategic Allocation Conservative Fund” in the Fund’s Prospectuses are hereby deleted and replaced with “ING Capital Allocation Fund.”

2.                                      The subsection entitled “Introduction - An Introduction to the Asset Allocation Process” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

An Introduction to the Asset Allocation Process

ING Investments, LLC (“ING Investments” or “Adviser”) is the investment adviser of the Fund and ING Investment Management Co. (“ING IM” or “Sub-Adviser”) is the sub-adviser.  ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep, N.V. (NYSE: ING).

The Sub-Adviser invests the assets of the Fund in a combination of other mutual funds (“Underlying Funds”) that in turn invest in varying degrees, among several classes of equity securities and fixed-income securities, including U.S. government and money market instruments.

The Sub-Adviser determines the mix of Underlying Funds and sets the appropriate ranges for investments in those Underlying Funds (“Target Allocations”). The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Fund, including the use of both quantitative and qualitative judgments in determining weighting among the models and strategies, as described below.

First, the Sub-Adviser determines the Target Allocations for the Fund’s investment in various asset classes using its own proprietary modeling techniques which integrate analysis of the global economy with the individual securities markets.

The proprietary modeling techniques used by the Sub-adviser integrate analysis of the global economy with the individual securities markets.  The Sub-Adviser begins with an analysis of the expected long-term performance of various asset classes.  Next, the Sub-Adviser determines the included strategies in which the Fund invests to attain its Target Allocations. In choosing an included strategy for an asset class, the Sub-Adviser considers the degree to which the included strategy’s holdings or other characteristics correspond to the desired asset class, among other factors.

The Sub-Adviser may change the included strategies and asset classes at any time, and may, at any time, determine to make tactical changes in the Fund’s Target Allocations depending on market conditions. Any changes to the Underlying Funds or allocation weightings will be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the Underlying Funds. The Sub-Adviser has discretion in changing the Underlying Funds as well as the ability to add additional funds or asset classes or investment strategies when deemed necessary. The Fund may seek to profit from either rising or falling prices across the included asset classes through the use of tactical asset allocation positions. The long-term performance forecasts give context to current market conditions and allow the Sub-Adviser to identify asset classes that are priced below their intrinsic value.

The Fund will invest new assets and reinvested dividends based on the Target Allocations. Rebalancing will take place periodically, and inflows and outflows may be used to seek Target Allocations. These allocations, however, are targets, and the Fund’s allocations could change substantially as the securities’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for the Fund may deviate from the Target Allocation percentages. The Fund may be rebalanced more or less often subject to any constraints on timing of rebalancing arising from the Fund’s application of frequent trading procedures.

3.                                      The section entitled “ING Strategic Allocation Conservative Fund — Investment Objective” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Investment Objective

Seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

4.                                      The section entitled “ING Strategic Allocation Conservative Fund — Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Principal Investment Strategies:

The Fund invests in a combination of Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). Under normal conditions, approximately 65% of the Fund’s net assets will be allocated to Underlying Funds that invest in equity securities, and approximately 35% of the Fund’s net assets will be allocated to Underlying Funds that invest in fixed-income securities, including U.S. government securities and money market instruments (“Target Allocations”). The percentage weight of the Fund’s assets invested in Underlying Funds that invest in equity securities may range from 20-80%. The percentage weight of the Fund’s assets invested in Underlying Funds that invest in fixed-income securities may range from 20-50%. The asset allocation limits apply at the time of purchase of a particular security.

The Underlying Funds provide exposure to a wide range of traditional and non-traditional asset classes, including alternative strategies. In addition, the Sub-Adviser may seek to enhance returns and/or moderate volatility through investment strategies such as tactical asset allocation, covered call writing, and defensive cash positioning.

The Sub-Adviser uses a proprietary asset allocation strategy to determine the Target Allocations for the Fund. The Sub-Adviser uses asset allocation models to determine how much to invest in the various asset classes, regions, styles, and strategies.

The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; domestic and international real estate stocks, including real estate investment trusts (REITs); and natural resource/commodity securities.

The fixed-income securities in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment grade commonly referred to as “junk bonds,” treasury inflation protected securities (“TIPS”), and fixed-income securities without limitations on maturity.

The Fund may also invest in derivative instruments, including, but not limited to: options, futures and swaps. The Fund may invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund may also invest in other securities to gain exposure to asset classes, to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash. The Fund may hold up to 25% of its assets in cash and cash equivalents to generate alpha and limit downside in volatile market environments. In addition to other short-term investments, the Fund may invest in affiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other strategies.

The Fund may also employ a strategy of writing (selling) call options or purchasing put options on equity indices, baskets of securities and exchange-traded funds in an attempt to generate gains from option premiums as a means of adding to total return and reducing volatility. The value of the securities underlying the call and put options written by the Fund may not exceed 25% of the Fund’s net assets.

The current group of Underlying Funds in which the Fund may invest includes “index plus” funds.  Generally, these funds seek to outperform a designated index of equity securities by investing in a portion of the securities included in the index.

The Adviser will oversee the Target Allocations and the selection of Underlying Funds by the Sub-Adviser.  The Target Allocations may be changed by the Sub-Adviser at any time, and actual allocations of the Fund’s assets will often deviate from the Target Allocations due to a “Tactical Asset Allocation Strategy.” The Tactical Asset Allocation Strategy will seek to evaluate the attractiveness of a range of asset classes and investment strategies to position the Fund to benefit from pricing inefficiencies.  The Tactical Asset Allocation Strategy seeks to derive its source of outperformance from macro or “top down” decisions. The Fund may be rebalanced periodically to return to the Target Allocations and inflows and outflows may be managed to attain the Target Allocations.

5.                                      The following paragraphs are added to the section entitled “ING Strategic Allocation Conservative Fund — Principal Risks” of the Fund’s Prospectuses:

Commodities. The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Investment Model.  The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Options. The Fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, the Fund could miss out on gains.

Proprietary Hedge Fund Beta Strategy.  Because the Fund allocates assets to an Underlying Fund that seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market.

Short Exposures.  The Fund may invest in an Underlying Fund that takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while an Underlying Fund has a short exposure to it, the Underlying Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

6.                                      The first sentence of the fifth paragraph of the section entitled “More Information on Investment Strategies — More on the Asset Allocation Process” in the Fund’s Prospectuses is hereby deleted and replaced with the following:

The Sub-Adviser intends to rebalance the Fund on a periodic basis to attain the Target Allocation investment allocations.

7.                                      With respect to the section entitled “More Information on Investment Strategies — Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds,” of the Fund’s Prospectuses, the sections relating to ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Opportunistic LargeCap Fund, and ING Real Estate Fund are hereby deleted in their entirety.

8.                                      The following Underlying Funds are added to the section “More Information on Investment Strategies — Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds,” of the Fund’s Prospectuses:

Underlying Fund: ING Alternative Beta Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: To achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index.

Main Investments:  The Fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Fund Weighted Composite Index (“HFRI Index”).

There are two components to the return of funds, including hedge funds: (i) beta, the portion of a fund’s returns that can be explained by the market exposures held in the fund; and (ii) alpha, the portion of a fund’s returns that can not be explained by its beta and is often identified as being attributable to the skill of the sub-adviser. The Fund uses a quantitative returns regression methodology (the “Methodology”) to identify the beta component of the returns of the HFRI Index by analyzing the monthly performance of the HFRI Index relative to a group of market indices (each an “Index” and collectively, the “Indices”). The HFRI Index is a non-investible index comprised of a broad range of hedge fund strategies through an equally-weighted composite universe of approximately two thousand hedge funds. The Indices have been chosen through proprietary research as having, in the aggregate, good explanatory power with respect to the returns of the beta component of hedge funds as an asset class.

The Fund does not invest in hedge funds, but rather, invests in financial instruments (“Financial Instruments”) that provide long or short exposure to the Indices, which currently represent the performance of the following seven investment categories, together with U.S. dollar money market investments: U.S. large cap equities, U.S. small cap equities, non-U.S. equities, emerging markets equities, commodities, currencies and U.S. large cap equity volatility. These Financial Instruments may include, among others, futures contracts, ETFs, swaps, structured notes, exchange-traded notes, forward contracts, and cash represented by ING Institutional Prime Money Market Fund and other money market funds or high quality debt securities. Each month the Methodology is used to recalculate the positions in the Fund for the following month. Total absolute exposure (long and/or short) to Indices taken by the Fund will vary month to month and could be up to 150% of the value of the Fund as measured by the absolute value of both long and short positions taken by the Fund. The Fund obtains long exposure with respect to an Index by investing in Financial Instruments that rise or fall in value with a rise or fall in the value of the underlying Index. The Fund obtains short exposure with respect to an Index by investing in Financial Instruments that rise in value with a fall in the value of the underlying Index and decline in value with a rise in the value of the underlying Index.

The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund’s net asset value (“NAV”) per share may decline from month to month even if the value of any or all of the Indices used in the Methodology increase during that time. Moreover, neither the Fund nor hedge funds provide a guarantee of “absolute returns, “ that is, returns independent of the overall direction of equity and fixed-income markets; accordingly there can be no assurance that either hedge funds in general, or the Fund in particular, will be successful at producing positive returns. Individual hedge funds themselves may perform better or worse than the Fund based on their style, their unique investment strategies or the skill of their particular manager. Hedge funds often may adjust their investments rapidly in view of market, political, financial or other factors, whereas the Fund generally only adjusts its composition on a monthly basis. The use of specific market exposures in the Fund, their weights and their long or short exposures is based entirely on an assessment of historical data related to volatility and returns of the HFRI Index. To the extent that this data and analysis turns out not to be predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns.

Main Risks: Commodities, credit, debt securities, derivative instruments, emerging market investments, foreign investments, interest rate, investment by funds-of-funds, investment model, leverage, liquidity, non-diversified investment company, other investment companies, over-the-counter investment, price volatility, proprietary hedge fund beta strategy, and short exposures.

Underlying Fund: ING Emerging Countries Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: Maximum long-term capital appreciation.

Main Investments: Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in a number of different countries with emerging securities markets. Under normal conditions, the fund invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The fund may invest in companies of any market capitalization. May invest up to 20% of its assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, debt securities, emerging markets investments, foreign investments, growth investing, interest rate, investment by funds-of-funds, investment model, liquidity, other investment companies, price volatility and securities lending.

Underlying Fund:  ING Equity Dividend Fund

Investment Adviser:  ING Investments, LLC

Sub-Adviser:  ING Investment Management Co.

Investment Objective:  Seeks growth of capital and current income.

Main Investments:  Under normal market conditions, invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend paying companies.  Equity securities include common and preferred stocks, warrants and convertible securities.  Invests primarily in companies with a market capitalization above $1 billion but may also invest in companies with market capitalization ranges of any size. May invest in foreign securities including companies located in emerging securities markets. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act as amended, and the rules, regulations, and exemptive orders thereunder. May also lend portfolio securities, up to 33 1/3% of its total assets.

Main Risks:  Convertible securities, dividend, emerging market investments, foreign investments, investment by funds-of-funds, liquidity, market trends, other investment companies, price volatility and securities lending.

Underlying Fund: ING Global Equity Dividend Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: Growth of capital with dividend income as a secondary consideration.

Main Investments: Under normal market conditions, invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. At least 65% of its assets will be invested in equity securities of issuers in a number of different countries, one of which may be the United States, with at least 75% of its assets invested in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets. May invest in other investment companies, including exchange-

traded funds, to the extent permitted under the 1940 Act as amended, and the rules, regulations, and exemptive orders thereunder. May also lend portfolio securities, up to 33 1/3% of its total assets.

Main Risks: Convertible securities, dividend, emerging markets investments, foreign investments, investment by funds-of-funds, investment model, liquidity, other investment companies, price volatility and securities lending.

Underlying Fund:  ING Growth Opportunities Fund

Investment Adviser:  ING Investments, LLC

Investment Objective:  Seeks long-term capital appreciation.

Main Investments:  Normally invests primarily in equity securities of companies with varying market capitalizations of any size.  The Fund will primarily invest in the equity securities of large-, mid- and small-capitalization U.S. companies that the Sub-Adviser believes have above average prospects for growth.  May invest up to 15% in securities of foreign issuers.  May also invest in non-U.S. dollar-denominated securities and initial public offerings.  May invest in derivative instruments including, but not limited to, put options, call options and futures.  May invest in companies located in countries with emerging securities markets. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act as amended, and the rules, regulations, and exemptive orders thereunder. May also lend portfolio securities, up to 30% of its assets.  May engage in frequent and active trading of portfolio securities to achieve its investment objective.

Main Risks:  Derivatives, foreign investments, growth investing, initial public offerings, investment model, liquidity, market trends, other investment companies, price volatility, securities lending, portfolio turnover.

Underlying Fund: ING High Yield Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Investment Objective: High level of current income and total return.

Main Investments: Under normal market conditions, invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization or are rated below investment-grade. The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the average maturity of the fund or the maturity of any single investment. May invest in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. May invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. May invest in companies of any size. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act, as amended, and the rules, regulations, and exemptive orders thereunder. May lend portfolio securities up to 33 1/3% of its total assets.

Main Risks: Credit, derivative instruments, emerging market investments, foreign investments, high-yield, lower grade debt securities, interest rate, investment by funds-of-funds, liquidity, market, other investment companies, price volatility, securities lending, and U.S. government securities and obligations.

9.                                      The sub-section entitled “Temporary Defensive Positions” of the section entitled “More Information About Risks” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Temporary Defensive Positions

The Fund and each Underlying Fund intend to stay fully invested according to their stated investment strategies. The Fund or the Underlying Funds, however, may for a short time depart from this strategy by making short-term investments in cash or cash equivalents as a temporary defensive measure in response to adverse market, economic or political conditions. This can result in the Fund or the Underlying Funds not achieving their investment objectives during that period.

10.                               The following paragraphs are added to the section entitled “More Information About Risks — Principal Risks”

Dividend. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Options. The fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, the fund could end up missing out on gains.

The fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) Call Options on equity indices, baskets of securities, and exchange-traded funds (each, an “Index” and collectively, the “Indices”).  The performance of each Index that is the subject of a Call Option is expected to correlate closely with the performance of one or more Underlying Funds.  The sub-adviser believes that a strategy of owning shares of Underlying Funds and writing (selling) Call Options on Indices whose performance closely correlates with the performance of these Underlying Funds will provide investors with opportunities to realize reasonable returns with less price volatility than would otherwise occur without this strategy.  The sub-adviser further believes that this strategy is likely to enhance the fund’s returns in down-trending, flat and moderately rising equity markets but reduce returns in more strongly rising equity markets.

Proprietary Hedge Fund Beta Strategy. A sub-adviser’s process for approximating the beta component of hedge fund performance is complex, is based on historical data (which may not reflect future results), and does not seek to replicate the alpha component of the HFRI Index. Assumptions and calculations used in portfolio management’s process could be flawed. Also, hedge funds tend to change investments more frequently than a fund does, making it harder for the Underlying Fund to match hedge fund performance. In addition, hedge fund returns are unpredictable and the Underlying Fund could underperform, or be more volatile than, a fund that invests more broadly.

The Underlying Fund does not invest in hedge funds and does not seek to replicate the alpha component of the returns of the HFRI Index.  Individual hedge funds themselves may perform better or worse based on their style, their unique investment strategies or the skill of their particular manager. Hedge funds often may adjust their investments rapidly in view of market, political, financial or other factors, whereas the Underlying Fund only adjusts its composition on a monthly basis. The use of specific market exposures in the Underlying Fund, their weights and their long or short exposures is based entirely on an assessment of historical data related to volatility and returns of a hedge fund index. To the extent that this data and analysis turns out not to be predictive of future events, the return of the Underlying Fund may deviate from the returns of the HFRI Index.

The Underlying Fund’s investments may not reflect a long position in each of the indices and the Underlying Fund’s NAV per share may decline from month to month, even if the value of any or all of the indices used in the model increase during that time. Total exposure to market indices taken by the Underlying Fund will vary month by month and could range up to 150% of the absolute value of the long and short positions taken by the Underlying Fund to an aggregate short position in the total of the market exposures taken by the Underlying Fund. The total of the Underlying Fund’s cash investments in the instruments providing its market exposures may not equal 100% of the Underlying Fund’s value and money market returns are used as an exposure in the sub-adviser’s model, so the Underlying Fund’s return may be derived in part from cash returns.

Moreover, neither the Underlying Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed-income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or the Underlying Fund in particular, will be successful at producing positive returns.

The Underlying Fund has limited historical performance data. The absence of a track record with respect to the Underlying Fund is particularly significant because the hedge fund beta replication model employed by the Underlying Fund is based on historical trends in returns that may or may not be repeated in the future.

Short Exposures. The Fund may invest in an Underlying Fund that takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while an Underlying Fund has a short exposure to it, the Underlying Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases.  An Underlying Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Underlying Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. Purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss.

Short exposure also involves other costs. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.

In addition, to borrow the financial instrument, an Underlying Fund may be required to pay a premium. An Underlying Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for an Underlying Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale.

Until an Underlying Fund replaces a borrowed instrument, the Underlying Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, an Underlying Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits an Underlying Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit an Underlying Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

11.                               The subsections entitled “ING Index Plus LargeCap Fund,” “ING Index Plus MidCap Fund,” “ING Index Plus SmallCap Fund,” “ING Opportunistic LargeCap Fund,” and “ING Real Estate Fund” found in the section entitled “Performance of the Underlying Funds” of the Fund’s Prospectuses are hereby deleted in their entirety.

12.                               All references to “ING Strategic Allocation Conservative Fund” and “Strategic Allocation Conservative Fund” in the Fund’s SAI are hereby deleted and replaced with “ING Capital Allocation Fund” and “Capital Allocation Fund,” respectively.

13.                               The first sentence of the subsection entitled “Investments, Investment Strategies and Risks” of the section entitled “Supplemental Description of Fund Investments and Risks” of the Fund’s SAI is hereby deleted and replaced with the following:

The Fund normally invests all of its assets in shares of other mutual funds (“Underlying Funds”), as described in the Fund’s Prospectuses and the Fund may also invest in derivative instruments, including but not limited to options, futures and swaps.  The Fund may also employ a strategy of writing (selling) call options or purchasing put options on equity indices, baskets of securities and exchanged-traded funds in an attempt to generate gains from option premiums as a means of adding to total return and reducing volatility.  The value of the securities underlying the call and put options written by the Fund may not exceed 25% of the Fund’s net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE